SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Prospectuses of Scudder Strategic Growth Fund

Classes A, B and C
Institutional Class

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On January 14, 2004, the Board of the fund approved the cessation of operations of the fund effective on or about May 1, 2004 (the "Closing Date"). Accordingly, the Board of the fund has voted to liquidate and terminate the fund on the Closing Date. The advisor has agreed to pay all expenses related to the liquidation of the fund, including any brokerage, mailing and legal expenses. Shareholders may exchange into another Scudder fund or redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares will receive the net asset value per share for all shares they own and will be reimbursed for any sales charges previously paid on Class A or C shares. Any applicable contingent deferred sales charge will be waived. Shareholders who elect to exchange into another Scudder fund may exchange into Class A shares without paying any further sales charges regardless of the class of shares currently held. Institutional Class shares (which typically have lower expenses than Class A shares) may also be exchanged into Institutional Class shares of another Scudder fund, if available. All shares held on the Closing Date will be redeemed. Any redemption or exchange will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts
(IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.


Also, the Board of the fund further approved closing the fund to new investments. Qualified Plans that already offer the fund as an investment option may continue to offer it to their participants until the Closing Date.






January 20, 2004